                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 OCTOBER 12, 2000
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                Date of Report (Date of earliest event reported)

                        INHALE THERAPEUTIC SYSTEMS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 023556                      94-3134940
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(State or other jurisdiction of    (Commission                (I.R.S. Employer
         incorporation)            File Number)              Identification No.)


                               150 Industrial Road
                              SAN CARLOS, CA 94070
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                    (Address of principal executive offices)

                                 (650) 631-3100
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              (Registrant's telephone number, including area code)



              ----------------------------------------------------
                   (Former name, if changed since last report)

ITEM 5.  OTHER EVENTS

         On October 12, 2000, Inhale Therapeutic Systems, Inc. announced that it has entered into a purchase agreement providing for the sale to certain initial purchasers of $200 million aggregate principal amount of convertible subordinated notes ($250 million if the over-allotment option exercised in full.) A press release relating to the issuance is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated October 12, 2000

 .

                                       2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INHALE THERAPEUTIC SYSTEMS, INC.

Dated:    October 13, 2000         By: /s/ Brigid A. Makes
                                     ------------------------------------------
                                     Brigid A. Makes,
                                     Chief Financial Officer and
                                     Vice President, Finance and Administration




                                       3.